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                                  First Niagara
                              Financial Group, Inc.

                                       and

                           Finger Lakes Bancorp, Inc.

                Simultaneous 2nd Step Conversion and Acquisition

                                                                   July 22, 2002
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Forward Looking Statements
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"During the course of this presentation, we may make projections or other forward-looking statements regarding future events or the future financial performance of the Company. We wish to caution you that such statements are just predictions and that actual events or results may differ materially. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically the Company's last filed Form 10-K and Form 10-Q. These documents contain and identify important factors that could cause the actual results to differ materially from those contained in our projections or forward-looking statements."

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Additional Information
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The proposed transaction will be submitted to Finger Lakes Bancorp's stockholders for their consideration. First Niagara Financial Group and Finger Lakes Bancorp will file a registration statement, a joint proxy statement/prospectus and other relevant documents concerning the proposed transaction with the SEC. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about First Niagara Financial Group and Finger Lakes Bancorp, at the SEC's Internet site (http://www.sec.gov). Copies of the joint proxy statement/prospectus and the SEC filings that will be incorporated by reference in the joint proxy statement/prospectus can be obtained, without charge, by directing a request to First Niagara Financial Group, Investor Relations, Christopher J. Thome, P.O. Box 514, Lockport, NY 14094-0514. (716)625-7645 or to Finger Lakes Bancorp, Investor Relations, Terry
L. Hammond, 470 Exchange Street, Geneva, NY 14456, (800)861-0120 ext.2122.

Finger Lakes Bancorp and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Finger Lakes Bancorp in connection with the merger. Information about the directors and executive officers of Finger Lakes Bancorp and their ownership of Finger Lakes Bancorp common stock is set forth in the proxy statement, dated March 15, 2002, for Finger Lakes Bancorp's 2002 annual meeting of stockholders, as filed with the SEC on a Schedule 14A. Additional information regarding the interests of these participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.
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Topics to be Discussed
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>> Second Step Conversion and Timing

>> Acquisition of Finger Lakes and Strategic Rationale
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                       Second Step Conversion and Timing
--------------------------------------------------------------------------------

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Conversion Overview
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>> We will undergo a second step conversion, converting from MHC structure to a fully public company.

>> First Niagara Financial Group will sell to the public the 62% ownership stake held by First Niagara Financial Group, MHC.

>> Shares will be offered to the depositors via a subscription offering.

>> Any remaining shares from subscription offering will be sold through a community offering, syndicated community offering and/or underwriting.

>> Concurrently with the closing of the offering, First Niagara's current shareholders will receive shares in the New Holding Company in exchange for the shares they currently own.
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Timing
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>> We are proceeding with a second step conversion at this time to take advantage of the strong conversion market. We believe that this will maximize shareholder value.

>> Recent conversion activity in general and Second Step conversions specifically have been well received by depositors, and the aftermarket performance of recently converted companies has been strong.

>> The recent Second Step conversion in Massachusetts was oversubscribed, and had an initial stock price increase of 14% after the first week of trading.
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Transaction Structure
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          --------------------                    ----------------------
             First Niagara                                Public
          Financial Group, MHC                    (including foundation)
                  62%                                       38%
          --------------------                    ----------------------

                      -----------------------------------
                      First Niagara Financial Group, Inc.
                      -----------------------------------

                      -----------------------------------
                               First Niagara Bank
                      -----------------------------------

________________________________________________________________________________

                                     ------
                                     Public
                                      100%
                                     ------

                      -----------------------------------
                           Finger Lakes Bancorp, Inc.
                      -----------------------------------

                                      100%

                      -----------------------------------
                        Savings Bank of the Finger Lakes
                      -----------------------------------


                               -----------------
                               Up to 3.3 million
                                     unsold
                                subscription and
                                   community
                                offering shares
                                 can be used as
                                     merger
                                 consideration.
                               -----------------

________________________________________________________________________________

First Niagara depositors and community are offered shares in the new Holding Company


                      -----------------------------------
                              New Holding Company
                      -----------------------------------

                                      100%

                      -----------------------------------
Banks Merge           First Niagara and Finger Lakes Banks           Banks Merge
                      -----------------------------------
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              Acquisition of Finger Lakes and Strategic Rationale
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Transaction Summary
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Aggregate Transaction Value                                                $67MM
Purchase Price per Share                                                  $20.00
Price to 2Q02 Annualized EPS                                               21.7x
Price to 2Q02 Ann. EPS with A/T Synergies                                  11.4x
Price to Stated Book Value                                               170.94%
Premium to Market (7/19/02 Close)                                         49.48%
Termination Fee                                                         $ 3.35MM
Consideration                                                 50% Stock/50% Cash
Expected Closing                                              First Quarter 2003
Due Diligence                                                          Completed
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Branch Map
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                    [IMAGE OF A MAP IN THE PRINTED MATERIAL]

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Strategic Rationale
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>> Fill in acquisition for our franchise.

>> Immediately accretive to EPS.

>> Finger Lakes gives First Niagara market share in 3 adjacent counties that it does not currently operate in, Ontario, 13.29%; Seneca, 7.43%; and Tompkins, 5.01%. The transaction also gives First Niagara the number 3 market share rank in Ontario County, and further strengthens its number 1 market share in Cayuga County.

>> Provides an immediate presence in Ithaca with two branches and over $50 million in deposits as of June 30, 2001. Adds to the previously announced opening of our first branch location in Tompkins County.

>> Significant opportunities for cost savings available.

>> Given our track record as an acquiror, we believe this to be a low risk transaction.

>> Finger Lakes has a complimentary loan portfolio, with a higher concentration of consumer and commercial loans than First Niagara.
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Transaction Economics
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>> The Merger, exclusive of the "second step" offering, is accretive to First
   Niagara Financial Group's estimated EPS based on conservative, achievable, anticipated cost savings of approximately $4.25 million pre-tax by 6.7% in the first full year of the combination.

>> Revenue and Cross-Sell Enhancement opportunities exist, but are not factored into our Synergies.

>> Merger Related Charges of $6.2 Million after-tax.

>> On a Per Share Equivalent Basis, Finger Lakes shareholders will incur significant accretion in earnings and book value. Finger Lakes shareholders also receive a significant dividend increase.

>> Enhanced market presence due to the increase in asset size.

>> Increased market liquidity, and a broader ownership base help to limit volatility and possibly increase valuation multiples.
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County Market Share

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                           Ontario County Market Share
                                                                        6/01       County
                                                                    Deposits        Share
Company Name                                         Branches          ($000)          (%)
Canandaigua National Corp.                                  8        376,139        34.51
Financial Institutions Inc.                                 6        261,612        24.01
Finger Lakes Bancorp Inc.                                   3        144,839        13.29
Community Bank System Inc.                                  4         89,144         8.18
ONB Corporation                                             3         59,715         5.48
J.P. Morgan Chase & Co.                                     1         50,736         4.66
Charter One Financial                                       1         45,247         4.15
KeyCorp                                                     1         29,752         2.73
FleetBoston Financial Corp.                                 2         24,912         2.29
M&T Bank Corp.                                              2          7,715         0.71
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

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                          Tompkins County Market Share
                                                                        6/01       County
                                                                    Deposits        Share
Company Name                                         Branches          ($000)          (%)
Tompkins Trustco Inc.                                      12        523,667        50.72
M&T Bank Corp.                                              7        152,817        14.80
HSBC Holdings, Plc                                          3         88,737         8.60
First National Bank of Dryden                               1         58,597         5.68
FleetBoston Financial Corp.                                 3         58,230         5.64
First National Bank of Groton                               1         55,854         5.41
Finger Lakes Bancorp Inc.                                   2         51,725         5.01
ES&L Bancorp, Inc.                                          1         21,515         2.08
TSB Services Inc.                                           1         21,260         2.06
First Niagara Finl Group (MHC)                              1              0         0.00
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

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                           Seneca County Market Share
                                                                        6/01       County
                                                                    Deposits        Share
Company Name                                         Branches          ($000)          (%)
Community Bank System Inc.                                  5         86,783        28.04
Seneca Falls Savings Bank MHC                               1         74,237        23.99
Financial Institutions Inc.                                 2         71,420        23.08
FleetBoston Financial Corp.                                 2         27,348         8.84
Finger Lakes Bancorp Inc.                                   1         22,996         7.43
M&T Bank Corp.                                              1         13,612         4.40
Savannah Bank, NA                                           1         13,116         4.24
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

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                           Cayuga County Market Share
                                                                        6/01       County
                                                                    Deposits        Share
Company Name                                         Branches          ($000)          (%)
Pro Forma Company                                           7        366,698        48.39
First Niagara Finl Group (MHC)                              6        349,402        46.11
FleetBoston Financial Corp.                                 3         85,909        11.34
HSBC Holdings, Plc                                          2         84,906        11.21
Cayuga Lake Bank Corporation                                2         61,188         8.08
KeyCorp                                                     2         54,660         7.21
M&T Bank Corp.                                              2         44,210         5.83
Community Bank System Inc.                                  2         27,314         3.60
Savannah Bank, NA                                           2         19,620         2.59
Finger Lakes Bancorp Inc.                                   1         17,296         2.28
First National Bank of Groton                               1          8,516         1.12
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